THE FRANKLIN LIFE INSURANCE COMPANY
FRANKLIN LIFE VARIABLE ANNUITY FUND
INDIVIDUAL VARIABLE ANNUITY CONRACTS
SUPPLEMENT DATED OCTOBER 1, 2002
TO
PROSPECTUS
DATED APRIL 30, 1999
AS SUPPLEMENTED AUGUST 31, 2001
AND AS SUPPLEMENTED MAY 23, 2002

          The Franklin Life Insurance Company ("The Franklin") is amending the prospectus for the purpose of: i) reflecting a name change of the principal underwriter and distributor; and ii) changing the broker-dealer of record to American General Securities Incorporated ("AGSI").

          First, effective October 1, 2002, Franklin Financial Services Corporation ("Franklin Financial") has changed its name to American General Equity Services Corporation ("AGESC"). AGESC, #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a wholly-owned subsidiary of American General Life Insurance Company ("American General Life"), is the principal underwriter and distributor of the Franklin Life Variable Annuity Fund Contracts for the Franklin Life Variable Annuity Fund.

          For a period of time after October 1, 2002 we may provide you with confirmations, statements and other reports which contain the former name of the principal underwriter and distributor.

          Second, effective October 1, 2002, if your registered representative is currently registered with Franklin Financial, the registration is now with AGSI. AGSI, AGESC, The Franklin and American General Life are all indirect wholly-owned subsidiaries of American International Group, Inc.